Exhibit 10.11

WAIVER AND SECOND AMENDMENT TO LOAN DOCUMENTS

This Waiver and Second Amendment to Loan Documents (this “Amendment”) is dated December 10, 2016, and is between PSYOP MEDIA COMPANY, LLC, a Delaware limited liability company, having its chief executive office at 45 Howard Street, Floor 5, New York, New York 10013 (“Borrower”) and BRIDGEHAMPTON NATIONAL BANK, as successor by merger to Community National Bank, a national commercial bank having an office at 2200 Montauk Highway, Bridgehampton, New York 11932 (“Lender”).

RECITALS

Borrower and Lender are parties to a certain Amended and Restated Loan Agreement dated April 23, 2015 (as amended by First Amendment to Loan Documents dated December 15, 2015, the “Loan Agreement”). Capitalized terms not defined in this Amendment are used as defined in the Loan Agreement.

Borrower has informed Bank that Massmarket Media Services, LLC, Influence Content, LLC, and Persuade Content, LLC, each formerly a Delaware limited liability company and a Guarantor, have been dissolved without the consent of Lender, resulting in a breach of Section 10(g) of the Loan Agreement and an Event of Default under Section 12(c) of the Loan Agreement (the “Existing Default”), which is continuing.

Borrower has requested Lender to (x) waive the Existing Default, (y) extend the Line of Credit Maturity Date to November 1, 2017, and (z) make certain other amendments to the Loan Documents, and Lender has agreed to do so upon and subject to the terms, conditions and provisions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Waiver. In reliance upon the representations and warranties set forth in Article 16 hereof and subject to the satisfaction of the conditions to effectiveness set forth in Article 15 hereof, Lender hereby waives the Existing Default, including any right to charge or collect default interest with respect thereto. This is a limited waiver and shall not be deemed to constitute a waiver of any other Default or Event of Default (whether any such breach or non-compliance occurred or occurs prior to, on, or after the date hereof) other than the Existing Default.

2. Section 1(b) of the Loan Agreement.

(a) The following defined terms set forth in Section 1 (b) of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) Lender’s obligation to make Advances has terminated as set forth in Section 2(a)(3), and (b) all Obligations have been indefeasibly paid in full (other than contingent indemnification obligations).

“Floating Rate” means, on any date, the Prime Rate as in effect on such date plus one-half of one percent (.50%) per annum. The Floating Rate shall change contemporaneously with any change in the Prime Rate.

“Line of Credit Interest Rate” means a rate per annum equal to the Floating Rate.

“Line of Credit Maturity Date” means the earlier of (i) November 1, 2017, or (ii) the date the payment of the Obligations has been accelerated pursuant to Article 12 upon the occurrence of an Event of Default.

“Loan Documents” means collectively this Agreement, the Notes, the Security Documents, each Guaranty, and any other agreement, instrument or document whether now or hereafter executed and delivered to Lender in connection herewith.

“Security Documents” means the Security Agreements, the Trademark Security Agreements, the Chattel Mortgage and all other agreements, whether entered into prior to or after the Closing Date, made by any Obligor to Lender pursuant to which such Obligor has granted a Lien on all or certain of its assets to Lender to secure the Obligations.

(b) The definition of “Obligations” in Section 1(b) of the Loan Agreement is hereby amended by deleting “and the Letters of Credit” where it appears therein.

3. Article 2A. Article 2A of the Loan Agreement is hereby deleted in its entirety. Borrower hereby acknowledges that the letter of credit facility previously contained in the Loan Agreement has been terminated and that Borrower has no right to request, nor does Lender have any obligation to issue, any letters of credit under the Loan Agreement.

4. Section 7(b). Section 7(b) of the Loan Agreement is hereby amended by deleting the words “and to issue any Letter of Credit”, “or issuance of Letter of Credit” and “or the issuance of such Letter of Credit” wherever such words appear therein and by replacing clause (iv) thereof in its entirety with “(intentionally omitted); and”.

5. Section 7(c). Section 7(c) of the Loan Agreement is hereby amended by deleting the words “(including the issuance of a Letter of Credit)”.

6. Section 9(j). The last sentence of Section 9(j) of the Loan Agreement is hereby deleted in its entirety.

7. Section 10(q). Section 10(q) of the Loan Agreement is hereby amended by deleting the words “or L/C Credit Extension.”

8. Article 12. The last paragraph of Article 12 of the Loan Agreement is hereby amended by deleting the words “and L/C Credit Extensions” wherever they appear therein.

9. Schedule 8(h). Schedule 8(h) of the Loan Agreement is hereby amended and replaced in its entirety by Schedule 8(h) to this Amendment.

10. Schedule 8(i). Schedule 8(i) of the Loan Agreement is hereby amended and replaced in its entirety by Schedule 8(i) to this Amendment.

11. Exhibit A. Exhibit A to the Loan Agreement is hereby replaced by Exhibit A to this Amendment (the “Substitute Note”).

12. Amendment to Loan Documents. Each of the Loan Documents to which Borrower is a party is hereby amended by replacing “Manatt, Phelps & Phillips, LLP, 11355 W. Olympic Blvd., Los Angeles, California 90064, Attention: David M. Grinberg, Esq.” wherever the same appears therein with “Sidley Austin LLP, 1999 Avenue of the Stars, 17th Floor, Los Angeles, California 90067, Attn: David M. Grinberg, Esq.”

13. Confirmation by Borrower; Change of Borrower Address.

(a) Borrower hereby confirms and agrees that all Loan Documents, as amended hereby, are, and shall continue to be, in full force and effect and are hereby ratified and reaffirmed in all respects. Borrower hereby reaffirms each and every one of the representations, warranties, covenants, grants, conveyances, transfers, assignments, certifications, waivers, consents, submissions to jurisdiction, acknowledgements, confirmations, indemnifications and guaranties set forth in the Loan Documents (as amended hereby]. Borrower shall continue to perform and observe all terms and conditions contained in the Loan Documents, as amended hereby.

(b) Borrower hereby confirms and agrees that, notwithstanding the consummation of the transactions contemplated by this Amendment, each Security Document is, and shall continue to be, in full force and effect and is hereby ratified and reaffirmed in all respects. Without limiting the generality of the foregoing, Borrower further confirms that all indebtedness, obligations and liabilities of Borrower to Lender under the Loan Documents (as amended hereby) constitute Obligations (as defined in the Security Documents) secured by the Liens granted by Borrower to Lender pursuant to the Security Documents. In furtherance of the foregoing, Borrower acknowledges that the Liens heretofore granted to Lender under the Security Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment or the issuance of the Substitute Note.

(c) Borrower hereby notifies Lender that Borrower has changed its address for notice under all Loan Documents to which Lender is a party to: 45 Howard Street, Floor 5, New York, New York 10013. Lender waives any requirement that notice of such change of address be given by certified mail, return receipt requested, or delivered by nationally recognized overnight courier or in any other manner.

14. Continuing Validity. Except as expressly changed by this Amendment, the terms of the Loan Documents remain unchanged and in full force and effect. Consent by Lender to this Amendment, including the granting of the waiver contained herein, does not waive Lender’s right to strict performance of the Loan Documents as amended hereby, nor obligate Lender to make any future amendments or grant any future waivers.

15. Conditions of Effectiveness. This Amendment shall become effective on the Business Day (the “Second Amendment Effective Date”) on which (x) Lender has received all of the documents and payments set forth below, and (y) Lender has delivered an executed counterpart of this Amendment to Borrower.

(i)	two copies of this Amendment executed by Borrower;

(ii)	one copy of the Substitute Note executed by Borrower;

(iii)	two copies of a Confirmation and Amendment of Guarantor Documents executed by the Guarantors (the “Confirmation”);

(iv)

a certificate of the Secretary of Borrower (the “Borrower Secretary’s Certificate”) which shall certify (a) resolutions of the managers of Borrower evidencing approval of this Agreement and authorizing the execution and delivery of the same; (b) the names and true signatures of the officers of Borrower authorized to sign this Agreement; and (c) that there has been no change to the Organizational Documents of Borrower since April 23, 2015;

(v)

a certificate of the Secretary of each Guarantor (the “Guarantor Secretary’s Certificate”) which shall certify (a) resolutions of the managers of each Guarantor evidencing approval of the Confirmation and authorizing the execution and delivery of the same; (b) the names and true signatures of the officers of such Guarantor authorized to sign the Confirmation; and (c) that there has been no change to the Organizational Documents of such Guarantor since April 23, 2015;

(vi)	certificates of good standing with respect to each Obligor from the jurisdictions indicated on the Borrower Secretary’s Certificate and the Guarantor Secretary’s Certificate; and

(vii)

payment from Borrower of all costs and expenses incurred by Lender in connection with the drafting, negotiation, execution and implementation of this Amendment, the Confirmation and the other documents referred to herein.

If and to the extent Lender has not received at least the requisite number of originals of the documents set forth in clauses (i) through (v) above on the Second Amendment Effective Date, Borrower shall cause such originals to be delivered to Lender or its counsel within three Business Days thereafter.

16. Representations and Warranties. Borrower represents and warrants to Lender that:

(a) The representations and warranties made by Obligors in the Loan Documents and which are qualified by materiality are true and correct in all respects on and as of the date hereof as if made on and as of such date;

(b) The representations and warranties made by Obligors in the Loan Documents and which are not qualified by materiality are true and correct in all material respects on and as of the date hereof as if made on and as of such date;

(c) After giving effect to the waiver set forth in this Amendment, (x) each Obligor is in compliance with all the terms and provisions set forth the Loan Documents on its part to be observed or performed, and (y) no Default or Event of Default is continuing on the date hereof or will result after giving effect to this Amendment;

(d) This Amendment constitutes the legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms;

(e) The execution, delivery and performance by Borrower of this Amendment (i) are and will be within its powers and authority, (ii) have been duly authorized by all necessary action of its managers and members, and (iii) do not contravene and will not be in contravention of any applicable law, or of the organizational documents of Borrower or any agreement or order by which it or any of its property is bound;

(f) No Obligor has acquired any Trademarks or Licenses (each as defined in the Trademark Security Agreements) since April 23, 2015;

(g) Borrower has no knowledge of any defense, counterclaim or offset Borrower may have with respect to any acts of Lender heretofore taken with respect to the Loan Documents or otherwise; and

(h) Massmarket Media Services, LLC, Influence Content, LLC, and Persuade Content, LLC, each formerly a Delaware limited liability company, have each been dissolved in accordance with applicable law.

17. General Release and Covenant Not to Sue.

(a) In consideration of the agreements of Lender contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, its predecessors, successors and assigns (Lender and all such other parties being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the date of this Amendment.

(b) Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the release set forth above.

(d) Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, jointly and severally, covenants and agrees with each Releasee that Borrower will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to this Section. If Borrower violates the foregoing covenant, Borrower agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(e) This Article 17 shall survive the termination of the Notes and payment in full of the Obligations.

18. Entire Agreement; Waiver of Counterclaims. This Amendment embodies the entire agreement between the parties hereto with respect to the subject matter hereof. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower, pertaining to the subject matter of this Amendment, other than those set forth in this Amendment. Borrower, to the extent permissible by law, waives offset and counterclaim with respect to any action arising out of or relating to this Amendment.

19. No Release of Obligations. Nothing contained herein shall in any way release Borrower of its obligations to make all payments under the Loan Agreement or the Line of Credit Note, each as amended hereby. This Amendment does not constitute the creation of a new debt or extinguishment of the debt evidenced by the Line of Credit Note, nor shall it be deemed or construed to be a satisfaction, reinstatement, novation or release of the Line of Credit Note.

20. No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Amendment is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under Loan Documents, in equity or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under the Loan Documents or now or subsequently existing in equity or at law.

21. No Other Waivers or Amendments. The execution, delivery and effectiveness of this Amendment shall not: (a) except as expressly set forth herein, constitute an extension, modification, or waiver of any aspect of the Loan Documents; (b) except as expressly set forth herein, constitute a waiver of any rights or remedies of Lender under the Loan Documents, in equity or at law; (c) give rise to any obligation on the part of Lender to modify or waive any term or condition of the Loan Documents or to further extend the maturity date of the Loan Documents;

(d) give rise to any defenses or counterclaims to the right of Lender to compel payment of the obligations of Borrower under the Loan Documents or to otherwise enforce its rights and remedies under the Loan Documents; or (e) establish a custom or course of dealing between Borrower or Lender, except as specifically set forth herein. Except as expressly limited herein, Lender hereby expressly reserves all of its rights and remedies under the Loan Documents and under applicable law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Amendment shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Amendment shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party’s rights under this Amendment without invalidating this Amendment.

22. Successors or Assigns. This Amendment is binding upon Borrower, its successors and permitted assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower may not assign this Amendment or any of its obligations hereunder without the prior written consent of Lender.

23. Construction. Each party hereto acknowledges that it has participated in the negotiation of this Amendment and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Amendment. Borrower has had the opportunity to review and analyze this Amendment for a sufficient period of time prior to execution and delivery. All of the terms of this Amendment were negotiated at arm’s length, and this Amendment was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Amendment is the free and voluntary act of Borrower. Unless the context requires otherwise, all words used herein in the singular number will extend to and include the plural, all words in the plural number will extend to and include the singular and all words in any gender will extend to and include all genders.

24. Invalid Provisions. If any clause or provision operates or would prospectively operate to invalidate this Amendment, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Amendment shall remain operative and in full force and effect.

25. Headings. The headings of the articles of this Amendment are for the convenience of reference only, are not to be considered a part of this Amendment and shall not be used to construe, limit or otherwise affect this Amendment.

26. Modifications. The terms of this Amendment may not be modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the modification, waiver, discharge or termination is asserted.

27. Counterparts; Facsimile Copies. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument. An electronic transmission or other facsimile of this document or any related document shall be deemed an original and shall be admissible as evidence of the document and the signer’s execution.

28. Governing Law. THIS AMENDMENT HAS BEEN EXECUTED AND IS TO BE PERFORMED IN THE STATE OF NEW YORK, AND IT AND ALL TRANSACTIONS HEREUNDER OR PURSUANT HERETO SHALL BE GOVERNED AS TO INTERPRETATION, VALIDITY, EFFECT, RIGHTS, DUTIES AND REMEDIES OF THE PARTIES HEREUNDER AND IN ALL OTHER RESPECTS BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.

29. Jurisdiction. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in Suffolk County, New York, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by personal service on Borrower’s agent for service of process, Sidley Austin LLP, 1999 Avenue of the Stars, 17th Floor, Los Angeles, California 90067, Attn: David M. Grinberg, Esq., or as notified to Lender in accordance with the terms of this Agreement, or (ii) by serving the same upon Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service on Borrower.

30. Waiver of Trial by Jury. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF LENDER AND BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AMENDMENT. BORROWER ACKNOWLEDGES THAT LENDER IS RELYING ON THE FOREGOING WAIVER IN ENTERING INTO THIS TRANSACTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, Borrower and Lender have signed this Second Amendment to Loan Documents on the date first set forth above.

BORROWER:

PSYOP MEDIA COMPANY, LLC

By:	/s/ Robert Walston
Robert Walston
President and Chief Executive Officer

By:	/s/ Thomas Boyle
Thomas Boyle
Chief Financial Officer

LENDER:

BRIDGEHAMPTON NATIONAL BANK

By:	/s/ JoAnn Bello
JoAnn Bello
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS

SCHEDULE 8(h)

SUBSIDIARIES OF BORROWER

Name	Jurisdiction of Organization and Type of Entity	Type of Subsidiary
Blacklist Productions, LLC	Delaware limited liability company	Domestic Operating Subsidiary

Psyop Feature Animation, LLC	Delaware limited liability company	Domestic Non-Operating Subsidiary

Psyop Film and Television, LLC	Delaware limited liability company	Domestic Non-Operating Subsidiary

Psyop Film and Television, ULC	British Columbia unlimited liability corporation	First Tier Foreign Operating Subsidiary

Psyop Filmed Entertainment, LLC	Delaware limited liability company	Domestic Operating Subsidiary

Psyop Games, LLC	Delaware limited liability company	Domestic Operating Subsidiary

Psyop Live, Inc.	New York corporation	Domestic Non-Operating Subsidiary

Psyop Media Company Cyprus Limited	Cyprus limited company	First Tier Foreign Non-Operating Subsidiary

Psyop Productions, LLC	Delaware limited liability company	Domestic Operating Subsidiary

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SCHEDULE 8(i)

OWNERSHIP OF BORROWER AND CERTAIN SUBSIDIARIES

Ownership of Borrower

Member Name	Number and Class of Units Outstanding	Residual Interest
Medici Partners, L.P.	225,000 Class B-l Units	19.22%
All Asia Digital Entertainment, Inc.	190,476 Class A-2 Units	16.27%
Hejung Marie Hyon	115,920 Class B-3 Units	9.90%
Eben Mears	115,920 Class B-3 Units	9.90%
Todd Mueller	115,920 Class B-3 Units	9.90%
Marco Spier	115,920 Class B-3 Units	9.90%
Mark Tobin	85,000 Class B-2 Units	7.26%
Kylie Matulick	73,917 Class B-3 Units	6.32%
Psyop, Inc.	63,768 Class A-l Units	5.45%
Thomas Boyle	28,400 Class B-3 Units	2.43%
Neysa Horsburgh	18,600 Class B-4 Units	1.59%
Psyop Services, LLC	16,232 Class A-l Units	1.39%
Laurent Ledru	5,404 Class B-4 Units	0.46%
TOTALS:	80,000 Class A-l Units 190,476 Class A-2 Units 225,000 Class B-l Units 85,000 Class B-2 Units 565,997 Class B-3 Units 24,004 Class B-4 Units 0 Class C Units*	100.00%

*	Up to 187,777 Class C Units reserved for issuance to Service Providers from time to time

Ownership of Subsidiaries That Are Not Wholly-Owned+

Subsidiary Name	Equity Owner(s)	Number and Class of Units Owned
Psyop Games, LLC	Psyop Media Company LLC	900,000 Class A-l Units
	Rocco Scandizzo	100,000 Class A-2 Units

+	Does not reflect Class A-3 Units of Psyop Games, LLC reserved for issuance to Service Providers

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EXHIBIT “A”

THIRD SUBSTITUTE LINE OF CREDIT NOTE

$1,000,000	December , 2016

FOR VALUE RECEIVED, PSYOP MEDIA COMPANY, LLC, a Delaware limited liability company, (“Maker”), promises to pay to the order of BRIDGEHAMPTON NATIONAL BANK, as successor by merger to Community National Bank, a national commercial bank (“Payee”), at 45 Howard Street, Floor 5, New York, New York 10013, or at such other place as may be designated in writing from time to time by Payee or any other holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000), or so much thereof as may have been advanced from time to time by Payee to Maker and remains outstanding, as conclusively evidenced by the books and records of Payee absent manifest error, on the Line of Credit Maturity Date (as defined below), together with interest on the outstanding principal sum at the Line of Credit Interest Rate (as defined in the Amended and Restated Loan Agreement referred to below), for the period commencing on the date hereof until the date on which the entire principal balance hereof has been paid in full, on the dates provided for in said Amended and Restated Loan Agreement.

As used herein, “Line of Credit Maturity Date” means the earlier of (x) November 1, 2017, or (y) the date the maturity of this Note is accelerated pursuant to Article 12 of the Agreement upon the occurrence of an Event of Default.

In addition to said principal sum and interest, Maker further promises to pay, on demand, all reasonable costs and expenses, including, without limitation, attorneys’ fees, incurred by Payee in the collection of this Note after the occurrence of an Event of Default.

This Note is issued pursuant to a certain Amended and Restated Loan Agreement dated April 23, 2015 (as amended or restated from time to time, the “Agreement”), by and between Maker and Payee, and is the Line of Credit Note referred to therein, Capitalized terms not defined in this Note are used herein as defined in the Agreement. The terms of the Agreement are incorporated into this Note by reference, and reference is hereby made to the Agreement for a more particular statement of certain representations, warranties, covenants and agreements of Maker and of Events of Default.

This Note is a revolving note and, subject to the terms and conditions of the Agreement, the Maker may, at its option, borrow, pay, prepay and reborrow under this Note, all in accordance with the provisions hereof; provided, however, that the principal balance outstanding shall at no time exceed $1,000,000.

Notwithstanding anything to the contrary contained in this Note, upon the occurrence and during the continuation of any Event of Default, interest on the outstanding principal balance of this Note and accrued but unpaid interest shall bear interest, which shall be payable on demand, at a default rate fixed in accordance with Article 5 of the Agreement until such principal and interest have been paid in full. Further, if payment of all sums due hereunder is accelerated under the terms of the Agreement, this Note, and all other indebtedness of Borrower to Lender, shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by Borrower.

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No delay or failure of Payee in exercising any right, power or privilege hereunder or under the Agreement shall affect such right, power or privilege, nor shall any single or partial exercise preclude any further exercise thereof or the exercise of any other rights, powers or privileges. This Note may be amended only by written agreement of Maker and Payee.

Maker acknowledges that Maker has been represented by, or has had the opportunity to be represented by, independent legal counsel and that Maker has carefully considered and negotiated the language of this Note. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Note against the party that has drafted it is not applicable and is waived. Maker acknowledges that, with respect to this Note and the transactions contemplated by it, Maker has and will rely solely on Maker’s own judgment and advisors in entering into this Note and performing the obligations required by it to be performed by Maker without relying in any manner on any statements, representations or recommendations of Payee or any parent, subsidiary or Affiliate of Payee.

Maker irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in Suffolk County, New York, over any suit, action or proceeding arising out of or relating to this Note. Maker irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Maker hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by personal service on Maker’s agent for service of process, Sidley Austin LLP, 1999 Avenue of the Stars, 17th Floor, Los Angeles, California 90067, Attn: David M. Grinberg, Esq., or as notified to Payee in accordance with the terms of the Agreement, or (ii) by serving the same upon Maker in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service on Maker.

MAKER WAIVES DILIGENCE, DEMAND, PROTEST, NOTICE OF NONPAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS NOTE, NOTICE OF ANY OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS NOTE OR THE INDEBTEDNESS EVIDENCED HEREBY (OTHER THAN NOTICES SPECIFICALLY REQUIRED BY THE AGREEMENT).

ADDITIONALLY, MAKER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, DEFENSE, COUNTERCLAIM, SETOFF, CROSSCLAIM AND ANY FORM OF PROCEEDING BROUGHT IN CONNECTION WITH THIS NOTE OR RELATING TO ANY INDEBTEDNESS EVIDENCED HEREBY.

MAKER ACKNOWLEDGES THAT IT HAS MADE THE FOREGOING WAIVERS KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH ITS ATTORNEYS. MAKER FURTHER ACKNOWLEDGES THAT PAYEE HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE FOREGOING WAIVERS WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

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THIS NOTE HAS BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF NEW YORK, AND IT AND ALL TRANSACTIONS HEREUNDER OR PURSUANT HERETO SHALL BE GOVERNED AS TO INTERPRETATION, VALIDITY, EFFECT, RIGHTS, DUTIES AND REMEDIES OF THE PARTIES HEREUNDER AND IN ALL OTHER RESPECTS BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.

This Note is issued in substitution for but not in payment of that certain Second Substitute Line of Credit Note made by Maker to Payee, dated December 15, 2015, in the principal amount of $1,000,000 (the “Prior Note”) and does not and shall not be deemed to constitute a novation thereof. The Prior Note shall be of no further force and effect upon the execution of this Note; provided, however, that the outstanding amount of principal and interest under the Prior Note as of the date of this Note, if any, is hereby deemed indebtedness evidenced by this Note and incorporated herein by this reference.

PSYOP MEDIA COMPANY, LLC

By:
Robert Walston
President and Chief Executive Officer

By:
Thomas Boyle
Chief Financial Officer

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